Exhibit 99.2

PROFORMA FINANCIAL DATA

CHASE CORPORATION UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements have been prepared to reflect Chase Corporation’s (the “Company”) June 30, 2010 sale of its electronic manufacturing services business (Chase EMS) which is to be accounted for as a discontinued operation. The unaudited pro forma condensed balance sheet assumes the sale of Chase EMS on May 31, 2010, the date of the Company’s most recently completed interim period.  Pro forma information is based upon the historical balance sheet data of Chase Corporation and Chase EMS as of that date. The unaudited pro forma condensed statements of operations for the nine months ended May 31, 2010 and 2009, and fiscal years ended August 31, 2009, 2008 and 2007 give effect to the sale of Chase EMS as if the sale occurred on September 1, 2006. These unaudited pro forma condensed financial statements should be read in conjunction with the Company’s consolidated financial statements and notes thereto included in its Quarterly Report on Form 10-Q for the quarter ended May 31, 2010 and its Annual Report on Form 10-K for the year ended August 31, 2009.

These unaudited pro forma condensed financial statements are for informational purposes only. They do not purport to indicate the results that would have actually been obtained had the sale been completed on the assumed date or for the periods presented, or which may be realized in the future.

The unaudited pro forma condensed financial statements presented are based on the assumptions and adjustments described in the accompanying notes and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the sale. However, actual adjustments may differ materially from the information presented. These pro forma financial statements include no assumptions regarding the use of proceeds, which are presented as additional retained cash on the unaudited pro forma condensed balance sheet. The anticipated nonrecurring after-tax gain on the sale is not reflected in the pro forma condensed statements of operations. Accordingly, the actual effect of the sale, due to this and other factors, could differ from the pro forma adjustments presented herein. However, management believes that the assumptions used and the adjustments made are reasonable under the circumstances and given the information available.

CHASE CORPORATION

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

AS OF MAY 31, 2010

In thousands

	Historical	Pro Forma Adjustments	(A)	Pro Forma
ASSETS
Current Assets:
Cash & cash equivalents	$4,321	$13,531	(B)	$17,852
Accounts receivable, net	21,805	(3,295)		18,510
Inventories, net	18,476	(4,356)		14,120
Prepaid expenses and other current assets	1,002	(103)		899
Deferred income taxes	368	—		368
Total current assets	45,972	5,777		51,749

Property, plant and equipment, net	28,082	(878)		27,204

Other Assets:
Goodwill	22,973	(5,999)		16,974
Intangible assets, net	18,145	—		18,145
Cash surrender value of life insurance	5,827	—		5,827
Other assets	720	—		720
	$121,719	$(1,100)		$120,619
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$8,175	(1,364)		$6,811
Accrued expenses	8,008	(208	)(C)	7,800
Current portion of long-term debt	4,400	—		4,400
Total current liabilities	20,583	(1,572)		19,011

Long-term debt, less current portion	13,683	—		13,683
Deferred compensation	1,549	—		1,549
Accumulated pension obligation	6,162	—		6,162
Other liabilities	580	—		580
Deferred income taxes	2,167	—		2,167

Stockholders’ Equity:
Common stock	883	—		883
Additional paid-in capital	9,478	—		9,478
Accumulated other comprehensive loss	(5,171)	—		(5,171)
Retained earnings	71,805	472	(D)	72,277
Total stockholders’ equity	76,995	472		77,467
Total liabilities and stockholders’ equity	$121,719	$(1,100)		$120,619

See accompanying notes to unaudited pro forma condensed financial statements.

CHASE CORPORATION

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED MAY 31, 2010

In thousands, except share and per share amounts

	Historical	Pro Forma Adjustments	(A)	Pro Forma

Revenues	$99,746	$(16,438)		$83,308

Costs and Expenses
Cost of products and services sold	65,536	(13,076)		52,460
Selling, general and administrative expenses	21,253	(934	)(E)	20,319

Operating income	12,957	(2,428)		10,529

Other income (expense)	(185)	—		(185)

Income before income taxes	12,772	(2,428)		10,344

Income taxes	4,624	(947	)(F)	3,677

Income from continuing operations	$8,148	$(1,481)		$6,667

Income from continuing operations available to Common shareholders, per common and common equivalent share (G)
Basic	$0.91			$0.74
Diluted	$0.90			$0.74

Weighted average shares outstanding (G)
Basic	8,720,258			8,720,258
Diluted	8,793,176			8,793,176

See accompanying notes to unaudited pro forma condensed financial statements.

CHASE CORPORATION

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED MAY 31, 2009

In thousands, except share and per share amounts

	Historical	Pro Forma Adjustments	(A)	Pro Forma

Revenues	$79,162	$(12,326)		$66,836

Costs and Expenses
Cost of products and services sold	56,836	(10,282)		46,554
Selling, general and administrative expenses	16,463	(600	)(E)	15,863
Loss on impairment of assets	499	—		499

Operating income	5,364	(1,444)		3,920

Other income (expense)	313	—		313

Income before income taxes	5,677	(1,444)		4,233

Income taxes	2,100	(563	)(F)	1,537

Income from continuing operations	$3,577	$(881)		$2,696

Income from continuing operations available to Common shareholders, per common and common equivalent share (G)
Basic	$0.42			$0.31
Diluted	$0.40			$0.30

Weighted average shares outstanding (G)
Basic	8,406,158			8,406,158
Diluted	8,679,983			8,679,983

See accompanying notes to unaudited pro forma condensed financial statements.

CHASE CORPORATION

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2009

In thousands, except share and per share amounts

	Historical	Pro Forma Adjustments	(A)	Pro Forma

Revenues	$107,606	$(16,370)		$91,236

Costs and Expenses
Cost of products and services sold	75,742	(13,481)		62,261
Selling, general and administrative expenses	21,985	(802	)(E)	21,183
Loss on impairment of assets	499	—		499

Operating income	9,380	(2,087)		7,293

Other income (expense)	441	—		441

Income before income taxes	9,821	(2,087)		7,734

Income taxes	3,436	(814	)(F)	2,622

Income from continuing operations	$6,385	$(1,273)		$5,112

Income from continuing operations available to Common shareholders, per common and common equivalent share (G)
Basic	$0.74			$0.60
Diluted	$0.72			$0.58

Weighted average shares outstanding (G)
Basic	8,589,200			8,589,200
Diluted	8,872,331			8,872,331

See accompanying notes to unaudited pro forma condensed financial statements.

CHASE CORPORATION

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2008

In thousands, except share and per share amounts

	Historical	Pro Forma Adjustments	(A)	Pro Forma

Revenues	$132,478	$(19,301)		$113,177

Costs and Expenses
Cost of products and services sold	89,680	(15,912)		73,768
Selling, general and administrative expenses	23,951	(987	)(E)	22,964

Operating income	18,847	(2,402)		16,445

Other income (expense)	437	—		437

Income before income taxes	19,284	(2,402)		16,882

Income taxes	6,910	(937	)(F)	5,973

Income from continuing operations	$12,374	$(1,465)		$10,909

Income from continuing operations available to Common shareholders, per common and common equivalent share (G)
Basic	$1.48			$1.30
Diluted	$1.42			$1.25

Weighted average shares outstanding (G)
Basic	8,366,658			8,366,658
Diluted	8,737,605			8,737,605

See accompanying notes to unaudited pro forma condensed financial statements.

CHASE CORPORATION

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2007

In thousands, except share and per share amounts

	Historical	Pro Forma Adjustments	(A)	Pro Forma

Revenues	$127,460	$(18,265)		$109,195

Costs and Expenses
Cost of products and services sold	87,890	(14,994)		72,896
Selling, general and administrative expenses	22,421	(1,032	)(E)	21,389
Loss on impairment of assets	311	—		311

Operating income	16,838	(2,239)		14,599

Other income (expense)	(659)	—		(659)

Income before income taxes	16,179	(2,239)		13,940

Income taxes	5,986	(873	)(F)	5,113

Income from continuing operations	$10,193	$(1,366)		$8,827

Income from continuing operations available to Common shareholders, per common and common equivalent share (G)
Basic	$1.26			$1.09
Diluted	$1.22			$1.06

Weighted average shares outstanding (G)
Basic	8,080,770			8,080,770
Diluted	8,354,375			8,354,375

See accompanying notes to unaudited pro forma condensed financial statements.

CHASE CORPORATION

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

In thousands

(A)          The Pro Forma Adjustments columns represent the elimination of historical results of operations, assets, and liabilities of the Chase EMS business.  All other notes below explain adjustments other than those related to eliminating historical balances.

(B)           Represents estimated adjusted sales proceeds less cash paid for transaction costs.

(C)           Represents elimination of Chase EMS historical accrued expenses of $513 less income tax payable of $305 on the estimated net gain on the sale of the Chase EMS business.

(D)          Adjustment reflects the estimated net gain on the sale of the Chase EMS business.

(E)           Chase Corporation has historically incurred certain fixed administrative costs, of which a portion has been allocated to the Chase EMS business.  These fixed costs have been eliminated from the adjustment as it is assumed these costs would have been incurred by Chase Corporation regardless.

(F)           Adjustment at the statutory rate of 39% for the estimated tax effect of the adjustments discussed above.

(G)           The calculation of earnings per share has been amended to reflect the recently issued guidance within ASC Topic 260, Earnings Per Share.  Accordingly, historical shares and earnings per share may not agree to previously reported amounts.